EXHIBIT 2

               AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

            THIS AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION (this "Amendment") is made as of August 15, 1996 by and among American Residential Services, Inc., a Delaware corporation ("ARS"), ARS Atlas Inc., a South Carolina corporation and a wholly owned subsidiary of ARS ("Acquisition"), and Atlas Services, Inc., a South Carolina corporation ("Atlas"), and the persons listed on the signature pages hereof under the captions "Stockholders" (collectively, the "Stockholders," and each of those persons, individually, a "Stockholder") and "Other Stockholders" (collectively, the "Other Stockholders," and each of those persons, individually, an "Other Stockholder").

                                   WITNESSETH:

            WHEREAS, ARS, Acquisition, Atlas, the Stockholders and the Other Stockholders are parties to an Agreement and Plan of Reorganization dated as of June 13, 1996 (the "Merger Agreement;" capitalized terms used but not otherwise defined herein having the meanings assigned to them in the Merger Agreement) providing for, among other things, the merger of Acquisition with and into Atlas; and

            WHEREAS, Schedule 2.04 to the Merger Agreement contained technical errors in Section C thereof in that (i) the formula set forth therein relating to the calculation of the number of shares of ARS Common Stock to be distributed to the Stockholders and the Other Stockholders included a $21,000,000 amount that should have been stated as $16,000,000 and (ii) the table showing the allocation of the Merger Consideration among the Stockholders and the Other Stockholders misstated certain percentages; and

            WHEREAS, the parties hereto desire to correct said Schedule 2.04;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto hereby agree as follows:

            Section 1.  AMENDMENTS AND RESTATEMENT OF SCHEDULE 2.04.

            Schedule 2.04 to the Merger Agreement is hereby amended and restated to read in its entirety as set forth in Schedule 2.04 attached hereto.

            Section 2. EFFECT ON MERGER AGREEMENT. Except to the extent of the amendment set forth in Section 1 hereof, all provisions of the Merger Agreement are and shall remain in full force and effect and are hereby ratified and confirmed in all respects, and the execution, delivery and

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
effectiveness of this Amendment shall not operate as a waiver or amendment of any provision of the Merger Agreement not specifically amended herein.

            Section 3. EXECUTION IN COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts, each of which shall be deemed for all purposes to be an original, but all of which together shall constitute one and the same Amendment. This Amendment shall be effective as of the date first above written.

            Section 4. GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the substantive laws of the State of New York without regard to the conflicts of law provisions thereof.

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
            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                    AMERICAN RESIDENTIAL SERVICES, INC.


                                    By:
                                          C. Clifford Wright, Jr.
                                          Chief Executive Officer and President


                                    ARS ATLAS INC.


                                    By:
                                          C. Clifford Wright, Jr.
                                          Chief Executive Officer and President


                                    ATLAS SERVICES, INC.


                                    By:
                                        Gorden H. Timmons
                                        President

                                    STOCKHOLDERS:



                                        Gorden H. Timmons


                                        Gorden H. Timmons as Trustee
                                        under Gorden H. Timmons
                                        Retained Annuity Trust

                                    OTHER STOCKHOLDERS:

                                                *
                                        William R. Quick

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
                                                *
                                        Mark W. Strong


                                                *
                                        George M. Walker


                                                *
                                        John Lee


                                                *
                                        David Bowey


                                                *
                                        Jeffery Long


                                                *
                                        Wyatt Hammack


                                                *
                                        Amanda Fogarty


                                                *
                                        Amy Timmons Mahoney


                                                *
                                        Melanie Berg DeHaven


                                                *
                                        Marc T. Fogarty


                                                *
                                        Robert Childers

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
                                                *
                                        Elton A. Starling


                                                *
                                        Scott Stepp


                                                *
                                        Timothy Jay Browder


                                                *
                                        Victor Musmanno


                                                *
                                        William Strickland


                                                *
                                        Al Lewis


                                                *
                                        Ron Washington


*By:
       Gorden H. Timmons
       Attorney-in-Fact

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
                                  SCHEDULE 2.04

                                     to the

                      Agreement and Plan of Reorganization
                            dated as of June 13, 1996
                                  by and among
                      American Residential Services, Inc.,
                                 ARS Atlas Inc.,
                              Atlas Services, Inc.
                                       and
             the Stockholders and Other Stockholders named therein,
                                   as amended


                A. Words and terms used in this Schedule which are defined in the captioned Agreement to which this Schedule is attached as Schedule 2.04 are used herein as defined therein.

                B. The name and address of each Stockholder and Other Stockholder are as follows:


STOCKHOLDERS                             ADDRESS
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
GORDEN H. TIMMONS....................... CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
GORDEN H. TIMMONS AS TRUSTEE             C/O  ATLAS SERVICES, INC.
UNDER GORDEN H. TIMMONS RETAINED         3548 OSCAR JOHNSON DRIVE
ANNUITY TRUST   ........................ CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
OTHER STOCKHOLDERS:
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
WILLIAM R. QUICK........................ CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
GEORGE M. WALKER........................ CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
WYATT HAMMACK........................... CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
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STOCKHOLDERS                             ADDRESS
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
MARK W. STRONG.......................... CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
AMY TIMMONS MAHONEY..................... CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
MELANIE BERG DEHAVEN.................... CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
MARC. T. FOGARTY........................ CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
JEFFREY LONG............................ CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
ELTON A. STARLING....................... CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
SCOTT STEPP............................. CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
VICTOR MUSMANNO......................... CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
WILLIAM STRICKLAND...................... CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
JOHN LEE................................ CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
DAVID BOWEY ............................ CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
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STOCKHOLDERS                             ADDRESS
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
AMANDA FOGARTY ......................... CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
ROBERT CHILDERS ........................ CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
TIMOTHY JAY BROWDER .................... CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
AL LEWIS ............................... CHARLESTON, SC 29405
---------------------------------------- --------------------------------------
                                         C/O ATLAS SERVICES, INC.
                                         3548 OSCAR JOHNSON DRIVE
RON WASHINGTON ......................... CHARLESTON, SC 29405
---------------------------------------- --------------------------------------

                C. SUBJECT TO INCREASE OR REDUCTION BY THE APPLICATION OF THE POSITIVE WORKING CAPITAL ADJUSTMENT OR THE NEGATIVE WORKING CAPITAL ADJUSTMENT, AS THE CASE MAY BE, THE AGGREGATE MERGER CONSIDERATION WILL BE COMPRISED OF (1) $5,000,000 IN CASH AND (2) SUCH NUMBER OF WHOLE AND FRACTIONAL SHARES OF ARS COMMON STOCK AS SHALL EQUAL THE QUOTIENT OF (A) $16,000,000 DIVIDED BY (B) THE IPO PRICE, AND THE STOCKHOLDERS AND THE OTHER STOCKHOLDERS WILL BE ENTITLED TO RECEIVE THE MERGER CONSIDERATION PURSUANT TO SECTION 2.04 AS FOLLOWS:

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                               SHARES OF
                              PRE-MERGER                         SHARE OF
                                COMPANY                    MERGER CONSIDERATION
                             COMMON STOCK   PRO RATA       ---------------------
                                 OWNED        SHARE          CASH        STOCK
                             ------------   --------       --------     --------
STOCKHOLDERS:
GORDEN H. TIMMONS...........     12,000       49.3766%     80.0000%     39.8068%

GORDEN H. TIMMONS AS
  TRUSTEE UNDER GORDEN H.
  TIMMONS RETAINED
  ANNUITY TRUST.............      8,000       32.9178      19.6276      37.0710

OTHER STOCKHOLDERS:

  William R. Quick..........        702        2.8885        -           3.7912
  George M. Walker..........        838        3.4481        -           4.5257
  Wyatt Hammack.............        992        4.0818        -           5.3574
  Mark W. Strong............        202        0.8312        -           1.0909
  Amy Timmons Mahoney.......        243        0.9999        -           1.3123
  Melanie Berg DeHaven .....         30        0.1234        -           0.1620
  Marc T. Fogarty...........         18        0.0741        -           0.0972
  Jeffrey Long..............        441        1.8146        -           2.3817
  Elton A. Starling.........         54        0.2222        -           0.2916
  Scott Stepp...............         23        0.0946        -           0.1242
  Victor Musmanno...........         19        0.0782        -           0.1026
  William Strickland........         14        0.0576        -           0.0756
  John Lee .................        198        0.8147       0.3422       0.9624
  David Bowey ..............         30        0.1234        -           0.1620
  Amanda Fogarty ...........        344        1.4155        -           1.8578
  Robert Childers ..........         59        0.2428        -           0.3186
  Timothy Jay Browder ......          6        0.0247        -           0.0324
  Al Lewis .................         83        0.3415        -           0.4482
  Ron Washington ...........          7        0.0288       0.0302       0.0284
                              ---------     ---------     --------     --------

                                 24,303      100.00%      100.00%      100.00%
                              =========     =========     ========     ========

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